COMMERCIAL LEASE BY AND BETWEEN

                         RMS PROPERTIES II, L.L.C.,
                   AN ILLINOIS LIMITED LIABILITY COMPANY,

                               AS LANDLORD

                                   AND

                           PETMED EXPRESS, INC.,
                          A FLORIDA CORPORATION,

                                AS TENANT


          Exhibit 99.4



                           TABLE OF CONTENTS
                           -----------------

                                                                      PAGE
                                                                      ----

1.      Definitions.................................................    1

2.      Use; Compliance; Signs......................................    2

3.      Rent; Taxes; Expenses, Security Deposit.....................    2

4.      Gross Rent..................................................    2

5.	Condition of Premises; Maintenance; Repair;
        Alterations; and Hazardous Substances.......................    3

6.      Insurance; Waiver of Subrogation; Indemnity.................    4

7.      Tenant's Property...........................................    5

8.      Construction; Liens.........................................    6

9.      Casualty/Damage and Destruction.............................    6

10.     Condemnation................................................    6

11.     Assignment; Subletting; Effect of Bankruptcy................    7

12.     Tenant's Default; Remedies; Re-Entry; Holding Over..........    7

13.	Quiet Enjoyment; Landlord's Default;
        Limitation of Landlord's Liability..........................    8

14.     Amendment; Waiver; Approval; Consent........................    9

15.     Notices.....................................................    9

16.     Landlord's Reserved Rights; Access; Easements...............   10

17.     Subordination; Estoppel Certificate.........................   10

18.     Accord and Satisfaction.....................................   11

19.     Severability................................................   12

20.     Time........................................................   12

21.     Successors and Assigns......................................   12

22.     Relationship of Parties.....................................   12

23.     Captions and Section Numbers................................   12

24.     Schedules; Exhibits.........................................   12

          Exhibit 99.4





25.     Brokerage...................................................   12

26.     Authority...................................................   13

27.     Applicable Law..............................................   13

28.     Attorneys' Fees.............................................   13

29.     Tender and Delivery of Lease................................   13

30.     Radon Gas...................................................   13

31.     Option to Shorten Term......................................   13

32.     Rent Abatement..............................................   13

          Exhibit 99.4



                            COMMERCIAL LEASE
                            ----------------

THIS LEASE ("Lease") dated May 31, 2001, is made between RMS PROPERTIES II, L.L.C., an Illinois limited liability company ("Landlord"), and PETMED EXPRESS, INC., a Florida corporation ("Tenant").

                           WITNESSETH:
                           -----------

Landlord hereby leases to Tenant and Tenant hereby leases from Landlord, the Premises described below for the Term (as hereafter defined) and subject to the terms, covenants and conditions hereinafter set forth:



1. DEFINITIONS. Unless the context otherwise specifies or requires, the following terms shall have the meanings herein specified:

	1.1	Annual Rent:  The annual rent payable monthly as set forth
below:

                ANNUAL RENT                        MONTHLY PAYMENT
                -----------                        ---------------

        1st year        $166,498.00                   $13,874.83
        2nd year        $166,498.00                   $13,874.83
        3rd year        $173,157.92                   $14,429.83
        4th year        $180,084.23                   $15,007.02
        5th year        $187,287.60                   $15,607.30

	1.2	Building: Collectively the building(s) and improvements now
existing and hereafter constructed on the Land.

	1.3	Commencement Date: May 31, 2001

	1.4	Event of Default:  Those events described in section 12.1
hereof.

	1.5	Governmental Authority: Any federal, state, county,
municipal or other governmental department, entity, authority, commission, board, bureau, court, agency or any instrumentality of any of same.

	1.6	Governmental Requirement:  Any law, enactment, statute,
code, ordinance, rule regulation, judgment, decree, writ, injunction, franchise, permit, certificate, license, authorization, agreement or requirement of any Governmental Authority now existing or hereafter enacted, adopted, promulgated, entered, or issued applicable to the Premises.

	1.7	Land:  That certain real property located at 1441 S.W. 29th
Street, Pompano Beach, Florida, as more particularly set forth in Exhibit "A" attached hereto, together with all appurtenances relating thereto.

	1.8	Premises: That portion of the Building crosshatched on
Exhibit "B" containing approximately 19,588 net rentable square feet. In addition, for a period not to exceed sixty (60) days after the Commencement Date, Tenant shall be entitled to occupy that portion of the Building crosshatched on Exhibit "C" containing approximately 882 square feet attached hereto and made a part hereof provided Tenant shall pay a monthly rent of $624.75 per month for such space. Monthly installments for any fractional calendar month shall be prorated.

          Exhibit 99.4


	1.9	Term: That time period between the Commencement Date and
expiring five (5) years thereafter unless the Term is shortened by Tenant pursuant to the provisions of Section 31 hereof.

2.      USE; COMPLIANCE; SIGNS.
        -----------------------

	2.1	Tenant shall not do, bring, keep or permit to be done in, on or about the Premises, nor bring, keep or permit to be brought therein, anything which is prohibited by, or will, in any way conflict with any Governmental Requirement. Tenant shall not do or permit anything to be done in, on or about the Premises for any improper, immoral, or unlawful purpose, nor shall Tenant cause, maintain or permit any nuisance in, or about the Premises.

	2.2	All signs and symbols placed in or about doors, windows or
elsewhere in or about the Premises, shall be subject to the prior written consent of the Landlord, provided that Tenants current signage inside and outside the Building are hereby approved by Landlord and Tenant shall be entitled to maintain and replace same so long as the size or location of such signage is not materially changed.

3.      RENT; TAXES; EXPENSES; DEPOSIT.
        -------------------------------

	3.1	Tenant shall pay each monthly installment of Rent set forth
above (plus all sales taxes from time to time imposed by any Governmental Authority in connection with rents paid by Tenant under this Lease), in advance on the first calendar day of each month during the Term. Monthly installments for any fractional calendar month, at the beginning or end of the Term, shall be prorated based on the number of days in such month which fall during the Term. Tenant shall pay all Rent, without demand, deduction or set off, to Landlord at the place specified for notice in Section 15 below. Tenant also shall pay a late charge ("Late Charge") of Fifty Dollars ($50.00) with each late payment of Rent as an administrative fee. The provisions herein for such a Late Charge shall not be construed to extend the date for payment of any sums required to be paid by Tenant hereunder or to relieve Tenant of its obligations to pay all such items at the time or times herein stipulated. Landlord acknowledges receipt from Tenant of the Rent for the month of June. Landlord also acknowledges receipt from Tenant of a security deposit in the amount of $42,500.00 (the "Deposit"). The Deposit shall be held as security for the payment of Rent and other sums of money payable by Tenant under this Lease, and for the faithful performance of all other terms, covenants and conditions of Tenant hereunder. Provided Tenant is not in default under the Lease at such time, at the expiration of the Second Lease
Year of the Term $28,333.33 of the Deposit shall immediately be returned to Tenant. The remaining amount of the Deposit shall be repaid to Tenant at the expiration of the Term if there then shall be no Event of Default by Tenant and no act, occurrence or circumstance shall then exist which but for the giving of notice, if required by this Lease, or the passage of time, shall result in an Event of Default by Tenant. Upon any Event of Default by Tenant hereunder, all or part of the Deposit may, at Landlord's sole discretion, be applied on account of such default, and Tenant shall thereafter within fifteen
(15) days replenish the applied portion of the Deposit then required to be held.

4.      GROSS RENT AND UTILITIES.
        -------------------------

	4.1	Landlord acknowledges that except for Tenant's obligation to pay Rent as set forth above, Tenant's Share of the All Risk Premium
(as defined in Section 6.2) and Tenant's Utilities (as defined

          Exhibit 99.4


herein), Tenant shall not be required to pay Landlord and Landlord shall be solely responsible for all taxes, assessments, insurance, operating expenses and other costs and expenses relating to the Land, Building and/or Premises, except for Tenant's maintenance obligations expressly set forth in Section 5.5 below. Tenant shall pay for all Florida Power & Light charges for electricity allocable to the Premises based upon Tenant's actual consumption ("Tenant's Utilities").

5. CONDITION OF PREMISES; MAINTENANCE; REPAIR; ALTERATIONS; AND HAZARDOUS SUBSTANCES AND CONDITION OF PREMISES AT END OF TERM:
        --------------------------------------------------------------

	5.1	Tenant hereby agrees and acknowledges that the Premises have been examined by it and that Tenant hereby  accepts same in the "AS
IS" condition in which it now exists without any representation or warranty, express or implied by law by Landlord or its agents.

	5.2 Tenant shall not commit or suffer to be committed any waste in, on or about the Premises. Tenant shall not store any trash, merchandise, crates, pallets, vehicles, including, but not limited to inoperable vehicles, recreational vehicles or vehicles without valid inspection tags, boats, motors or other similar equipment or materials of any kind outside the Building. All trash shall be kept in metal containers which are subject to Landlord's approval, which approval shall not be unreasonably withheld. All trash shall be removed at reasonable intervals, at Tenant's sole cost and expense.

	5.3	Except as otherwise expressly permitted under Section 5.7 of this Lease, Tenant shall not cut, drill into, disfigure, deface, or injure any part of the Premises, nor obstruct or permit any obstruction, alteration, addition, or installation in the Premises without the prior written consent of Landlord. All alterations, additions or installations, including but not limited to partitions, air conditioning ducts or equipment (except movable furniture and fixtures put in at the expense of Tenant and removable without defacing or injuring the Building or the Premises), shall become the property of Landlord at the expiration or any earlier termination of the Term. All work performed shall be done in a good and workmanlike manner and with materials of the quality and appearance comparable to those in the Building. At the expiration of the Lease Term, at Landlord's election, Tenant shall remove, at Tenant's expense, Tenant's improvements installed by Tenant after the date hereof.

	5.4	Tenant shall, at its sole cost and expense, repair and
replace all damage or injury to the Premises caused by Tenant or its agents, employees, invitees or licensees.

	5.5	Tenant shall, at its sole cost and expense, keep and
maintain all utilities, fixtures, mechanical, electrical and plumbing systems and equipment located within the Premises only. Landlord shall, at its sole cost and expense, maintain the roof, foundation, exterior walls, landscaping, parking areas, utility connections to the Premises and other areas and systems of the Building. During the Term, Tenant shall maintain an HVAC service contract for Tenant's HVAC system, provided that any repairs to Tenant's HVAC system not covered by such maintenance contract shall be paid for by Landlord. Tenant shall at its sole cost and expense provide the janitorial services for the interior of Tenant's Premises only.

        5.6 Tenant shall neither cause nor permit: (i) the Premises to be used to manufacture, process, transport, store, handle, or dispose of, Hazardous Materials, except in compliance with all applicable

          Exhibit 99.4



Governmental Requirements, nor (ii) a release of Hazardous Materials onto the Premises, or any other property as a result of any intentional or unintentional act or omission on the part of Tenant. Tenant shall defend, indemnify and hold harmless Landlord, and Landlord's employees, agents, officers and directors, from and against any claims, demands, penalties, fines, liabilities, settlements, damages, costs or expenses of any kind or nature, known or unknown contingent or otherwise (including, without limitation, attorneys' fees (including paralegals' and similar persons') at both the trial and appellate levels, consultant fees, investigation and laboratory fees, court costs and litigation expenses), arising out of, or in any way related to Tenant's default under this Section.

	5.7	Notwithstanding anything contained in this Lease, Tenant
shall have the right to make, without Landlord's consent, non-structural alterations to the Premises or changes to or improvements of the Premises which are not expected to cost in excess of Twenty
Five Thousand Dollars ($25,000) in the aggregate or which do not constitute material design changes. Tenant's obligation to deliver the Premises to Landlord at the expiration of the term of this Lease as set forth in this Lease shall not include: (i) damage caused by Landlord or its servants or agents, (ii) damage that Landlord or its servants, Tenants or agents are required to repair, or (iii) obsolescence, damage from the elements, fire or other casualty.

6.      INSURANCE; WAIVER OF SUBROGATION; INDEMNITY.

	6.1	Tenant, at its sole cost and expense, shall throughout the
Term procure and maintain:

        (a) Comprehensive public liability insurance with respect to the Premises and Tenant's activities therein and thereabout, insuring against liability for personal injury or death, property damage or other loss, with a contractual liability endorsement to cover the indemnity set forth in Section 6.4 below and with deductibles of no more than $1,000 and in amounts no less than:

                (i)    $1,000,000.00 with respect to personal
                       injury or death to any one person;

                (ii)   $2,000,000.00 with respect to personal
                       injury or death arising out of any one (1) occurrence;

                (iii) $100,000.00 with respect to property damage or other loss arising out of any one (1) occurrence; and

        (b) Worker's Compensation Insurance in at least the statutorily required amounts.

	6.2	Landlord, at its sole cost and expense, shall throughout the
Term procure and maintain all risk hazard insurance (the "All Risk Coverage") with respect to the Premises in the amount not less than $1,000,000.00 or the full replacement value, whichever is greater with a deductible of not more than $10,000.00. Tenant shall pay Landlord
40% of the insurance premium paid by Landlord for the All Risk
Coverage provided that Tenant shall not be responsible for any portion of such premium not applicable to the Tenant's term under this Lease and all such insurance premiums shall be reasonable and based upon customary insurance coverage for similar buildings in the area.
Tenant shall be named as additional insured under Landlord's

          Exhibit 99.4


insurance, and such insurance shall be primary and non-contributing with any insurance carried by Tenant. If, on account of the failure of Tenant to comply with Tenant's insurance requirements, Landlord is adjudged to be a coinsurer by its insurance carrier, then any loss or damage Landlord may sustain by reason thereof shall be borne by Tenant and shall be immediately paid by Tenant upon receipt of a bill thereof. Tenant's insurance policies shall contain endorsements requiring thirty (30) days notice to Landlord and Landlord's mortgagee, if any, prior to any cancellation or any reduction in amount of coverage. Tenant shall deliver to Landlord as a condition precedent to its taking occupancy of the Premises (but not to its obligation to pay Rent), a certificate or certificates evidencing such insurance acceptable to Landlord, and Tenant shall at least thirty
(30) days prior to the expiration of such policies, deliver to Landlord certificates of insurance evidencing the renewal of such policies.

	6.3	Tenant and Landlord release each other and waive any right
of recovery against each other for loss or damage to their respective property, which occurs on or about the Premises (whether due to the negligence of either party, their agents, employees, licensees, invitees or otherwise), to the extent that such loss or damage is reimbursed by insurance proceeds. Tenant and Landlord agree that all policies of insurance obtained by either of them in connection with the Premises shall contain appropriate waiver of subrogation clauses.

	6.4	Tenant shall indemnify Landlord, its officers, directors and employees (collectively for the purposes of this Section the "Landlord") and save them harmless from and against any and all claims actions, damages, liability and expense in connection with loss of life, personal injury and or damage to property arising from or out of the occupancy or use by Tenant of the Premises or any part thereof, or occasioned wholly or in part by any act or omission of Tenant, its agents, employees, licensees, invitees, third persons in or about the Premises.

7.      TENANT'S PROPERTY.

	7.1	Tenant shall have the right at any time during the term to
repair, alter, move, remove, replace, or improve any of Tenant's furniture, fixtures, equipment and personal property of any nature owned by Tenant or located in the Premises, including, without limitation, art, paintings, sculptures, wall hangings, telephones, computer systems, cash registers, liquor control systems, ice makers and similar restaurant and office furniture fixtures and equipment and personal property of any nature, whether or not affixed to the Premises and whether or not included in Tenant's work (collectively, the "Tenant's Property"), provided Tenant promptly repairs and restores any damage to the Premises caused by Tenant's removal of same. Provided such items are not purchased with monies from Landlord, Tenant shall have the right to lease, pledge, encumber and grant security interests in any and all of Tenant's property and Landlord's lien on Tenant's Property shall be subordinate to any lien and security interest in favor of any institutional lender or any purchase money financing. Unless Tenant is in default under the Lease, nothing contained in this Section or the Lease shall prohibit or prevent Tenant from removing any improvements, furniture, fixtures or equipment installed in the Premises, including, without limitation, the Tenant's Work, at the termination of this Lease, provided only that Tenant promptly repair and restore any damage to the premises caused by Tenant's removal of the same, reasonable wear and tear, obsolescence and damage from the elements, fire or other casualty,

          Exhibit 99.4


Landlord's repairs, Tenant's permitted improvements, any alterations made or damage caused by Landlord or its servants or agents, damage that Landlord is required to repair, excepted.

8.      CONSTRUCTION LIENS.
        -------------------

	8.1	Tenant shall not suffer or permit the interest of Landlord
in the Premises to be subject to any construction, mechanics' or materialmen's liens or other liens of any kind.

	8.2	Neither Tenant nor anyone claiming by, through or under
Tenant, including but not limited to contractors, subcontractors, materialmen, mechanics and laborers, shall have any right to file or place any kind of lien whatsoever upon the Premises or any improvement thereon, and any such liens are specifically prohibited. Tenant shall put all parties with whom Tenant may deal on notice that Tenant has no power to subject Landlord's interest to any claim or lien of any kind or character, and all such persons so dealing with Tenant must look solely to the credit of Tenant, and not to Landlord's interest or assets.

	8.3	If at any time a lien or encumbrance is filed against the
Premises as a result of Tenant's work, materials or obligations, Tenant shall cause same to be removed within thirty (30) days from the date it is filed.


9.      CASUALTY/DAMAGE AND DESTRUCTION:
        --------------------------------

	9.1	Partial Damage.  "Partial Damage" means damage or
destruction to the Building to the extent that the cost of repair is less than fifty percent (50%) of the fair market value of the Building immediately prior to such damage or destruction. If at any time during the Term there is Partial Damage, Landlord may, at Landlord's option, either (i) repair such damage, in which event this Lease shall continue in full force and effect, or (ii) give written notice to Tenant within thirty (30) days after the date of the occurrence of such damage of Landlord's intention to terminate this Lease, which termination shall be effective as of the date of the occurrence of such damage.

	9.2	Total Destruction.  "Total Destruction" means damage or
destruction to the Building to the extent that the cost of repair is fifty percent (50%) or more of the fair market value of the Building immediately prior to such damage or destruction. If at any time during the Term there is a Total Destruction, Landlord may, at Landlord's option, either (i) repair such damage within six (6) months of the date of such damage, in which event this Lease shall continue in full force and effect, or (ii) if Landlord does not elect to proceed under Section (i) above either Landlord or Tenant may terminate this Lease as of the date of such Total Destruction.

	9.3	Abatement of Rent.  If Landlord repairs or restores the
Premises pursuant to the provisions of this Section, the Rent payable hereunder for the period during which such damage, repair or restoration continues shall be abated in proportion to the degree to which Tenant's use of the Premises is impaired.

10. CONDEMNATION. If all or any part of the Premises shall be taken under power of eminent domain or like power, or sold under imminent threat thereof to any public authority or private entity having such power, this Lease shall terminate as to the part of the Premises so taken or sold, effective as of the date possession is required to be delivered to such authority or entity. If a partial taking or sale of the Premises renders the Building commercially unviable to either Tenant or Landlord, either party may terminate this

          Exhibit 99.4


Lease by notice to the other party within thirty (30) days after the terminating party receives written notice of the portion to be taken or sold, such termination to be effective sixty (60) days after notice thereof, or when the portion is taken or sold, whichever is sooner. All condemnation awards and similar payments shall be paid and belong to Landlord, except any amounts awarded or paid specifically for Tenant's trade fixtures and relocation costs.

11.     ASSIGNMENT; SUBLETTING; EFFECT OF BANKRUPTCY.
        ---------------------------------------------

	11.1	Tenant shall not, directly or indirectly, assign or sublet
under this Lease or any part thereof, or any rights thereunder, nor permit all or any part of the Premises to be used or occupied by another, without first obtaining the written consent of Landlord, which consent shall not be unreasonably withheld, conditioned or delayed. Any assignment or subletting made without such Landlord's consent, shall be voidable by Landlord. Any consent by Landlord, unless specifically stated therein, shall not relieve Tenant from its obligations under this Lease. To be effective, any assignment or sublease must be in writing and signed by the Landlord, Tenant and assignee/subtenant. The acceptance of Rent from any other person shall neither be deemed to be a waiver of any of the provisions of this Lease nor be deemed to be a consent to the assignment of this Lease or subletting of the Premises. If Landlord shall consent to any assignment or subletting, the assignee/subtenant shall assume all obligations of Tenant hereunder and neither Tenant nor any assignee/subtenant shall be relieved of any liability hereunder if there should be an Event of Default by assignee/subtenant in the performance of any of the terms, covenants and conditions hereof.

	11.2	Tenant shall not assign, mortgage or encumber this Lease,
nor sublet, nor suffer or permit the Premises or any part thereof to be used by others, except as set forth in Section 11.1 above;
provided, however, that if this Lease is assigned to any person or entity pursuant to the provisions of the Bankruptcy Code, 11 U.S.C.
Sec. 101 et seq. (the "Bankruptcy Code"), any and all monies or other considerations payable or otherwise to be delivered in connection with such assignment shall be paid or delivered to Landlord, shall be and remain the exclusive property of Landlord and shall not constitute property of Tenant or of the estate of Tenant within the meaning of the Bankruptcy Code. Any and all monies or other considerations constituting Landlord's property under the preceding sentence not paid or delivered to Landlord shall be held in trust for the benefit of Landlord and be promptly paid to or turned over to Landlord.

12.     TENANT'S DEFAULT; REMEDIES; RE-ENTRY; HOLDING OVER:
        ---------------------------------------------------

	12.1	The occurrence of any of the following shall constitute an
"Event of Default" of this Lease by Tenant: (i) Tenant shall default in the payment of any monthly installment of Rent and such default shall continue for a period of five (5) days after written notice thereof to Tenant by Landlord; (ii) Tenant shall violate or fail to perform any of the other terms, covenants or conditions herein made by Tenant, and such violation or failure shall continue for a period of thirty (30) days after written notice thereof to Tenant by Landlord or, if such violation or failure shall reasonably require longer than thirty (30) days to cure, if Tenant shall fail to commence to cure same within thirty (30) days after the giving of such notice thereof and continuously prosecute the curing of the same to completion with due diligence but in any event such cure must be completed within sixty (60) days of the giving of such notice; (iii) Tenant shall make a general assignment for the benefit of its creditors or shall file or have filed involuntarily against Tenant, a petition for bankruptcy or other reorganization, liquidation, dissolution or similar relief; (iv)

          Exhibit 99.4


a proceeding is filed against Tenant seeking any relief mentioned in
(iii) above and said proceeding is not discharged within forty-five
(45) days of the filing thereof; (v) a trustee, receiver or liquidator shall be appointed for Tenant on a substantial part of its property; or (vi) Tenant shall mortgage, assign or otherwise encumber its leasehold interest other than as specifically permitted under this Lease.

	12.2	If an Event of Default by Tenant occurs, the Landlord shall
have all rights and remedies that are available under Florida and federal law, including, but not limited to, the right to (i) consider the Lease terminated and take possession of the Premises for the Landlord's own purposes; (ii) take possession of the Premises for the Tenant's account and seek general damages; or (iii) accelerate and sue for the entire balance of the unpaid Rent for the remainder of the Lease Term which shall then be due and payable. All of the remedies of the Landlord herein enumerated shall be cumulative and none shall exclude any other rights or remedies allowed by law or in equity.

	12.3	Upon the occurrence of an act or event which but for the
passage of time would result in an Event of Default by Tenant after notice to Tenant and upon an Event of Default by Tenant, Landlord may, but shall not be obligated to, without waiving, or releasing Tenant from any obligation under this Lease, make such payment or perform such other act to the extent Landlord, in its sole discretion, may deem desirable, and in connection therewith, to pay expenses and employ counsel. All sums so paid by Landlord and all expenses in connection therewith, together with interest thereon at 14% from the date of payment, shall be deemed Rent hereunder and payable at the time of the next installment of Rent thereafter becoming due and Landlord shall have the same rights and remedies for the non-payment thereof, or of any other Additional Rent, as in the case of default in the payment of Rent.

	12.4	If Tenant shall hold over after the expiration of the Term,
at Landlord's option, Tenant may be deemed to be occupying the Premises as a tenant from month to month, which tenancy may be terminated by seven (7) days notice. During such tenancy, Tenant agrees to pay to Landlord, monthly in advance, Rent in an amount equal to one hundred fifty percent (150%) of the monthly installment of Rent which was payable on the last day of the Term, unless a different rate is agreed upon in writing, and to be bound by all of the terms, covenants and conditions herein specified. If Landlord relets the Premises (or any portion(s) thereof) to a new tenant and the term of such new lease commences during the period for which Tenant holds over, Landlord shall be entitled to recover from Tenant any and all costs, legal expenses, attorney's fees, damages, loss of profits or any other expenses incurred by Landlord as a result of Tenant's failure or inability to deliver possession of the Premises to Landlord when required under this Lease.

13.     QUIET ENJOYMENT; LANDLORD'S DEFAULT; LIMITATION OF
        LANDLORD'S LIABILITY.
        --------------------------------------------------

	13.1	If and so long as Tenant pays all Rent and keeps and
performs each and every term, covenant and condition herein contained on the part of Tenant to be kept and performed, Tenant shall quietly enjoy the Premises without hindrance by Landlord.

	13.2 Landlord shall not be in default in the performance of any obligation required to be performed by Landlord under this Lease unless Landlord has failed to perform such obligations within thirty
(30) days after the receipt of notice from Tenant specifying in detail Landlord's failure to perform; provided, however, that if the nature

          Exhibit 99.4


of Landlord's obligation is such that more than thirty (30) days are required for its performance, then Landlord shall not be deemed in default if it shall commence such performance within such ten day period and thereafter diligently pursues the same to completion within sixty (60) days. Upon any such default by Landlord ("Default by Landlord"), Tenant may exercise any of its rights provided in law or at equity and shall have the right, but not the obligation, to cure any such Default by Landlord and to deduct the costs incurred by Tenant to cure such default, including reasonable legal fees and expenses, from the amounts next due and owing under the Lease.

	13.3	Landlord acknowledges that Landlord is entering into this
Lease based solely upon the credit of Tenant and not its principals, beneficiaries, shareholders, partners (general and limited, and the general and limited partners of such limited partners), officers, members or directors, past, present or future, for the payment of the rent, additional rent, or the payment of any other sums due under this Lease or the performance of any of Tenant's obligations under this Lease. Accordingly, Landlord's rights and remedies for any defaults of Tenant under this Lease are limited to pursuing Tenant and no member, shareholder, officer or director of Tenant, past, present or future, shall be liable to Landlord for any such defaults. Any judgment obtained by Landlord as a result of such defaults by Tenant may only be satisfied out of the assets of Tenant and Landlord may not satisfy any such judgment out of the assets of any shareholder, officer or director of Tenant, past, present or future.

	13.4	The obligations of Landlord under this Lease do not
constitute personal obligations of Landlord or the individual partners, shareholders, directors, and officers, and Tenant shall look solely to Landlord's then existing interest in the Building, and to no other assets of Landlord, for satisfaction of any liability in respect of this Lease, and will not seek recourse against the individual partners, shareholders, directors, officers, or any of their personal assets for such satisfaction. No other properties or assets of Landlord shall be subject to levy, execution, or other enforcement procedures for the satisfaction of any judgment (or other judicial process) or for the satisfaction of any other remedy of Tenant arising out of or in connection with this Lease, the relationship of landlord and tenant, or Tenant's use of the Premises.

14. AMENDMENT; WAIVER; APPROVAL; CONSENT. This Lease constitutes the entire agreement between the parties. This Lease shall not be amended or modified except in writing signed by both parties. Failure of Landlord to exercise any of its rights in one or more instances shall not be construed as a waiver of Landlord's right to strict performance of such rights or as to any subsequent breach of any such rights. Wherever this Lease requires either the Landlord's consent or approval, such consent or approval shall only be deemed given when in writing and, unless set forth expressly to the contrary, such consent or approval shall be in the sole discretion of Landlord.

15. NOTICES. All notices, communications and statements required or permitted under this Lease shall be in writing, delivered in person or sent by United States Registered or Certified Mail, return receipt requested, with postage prepaid, or Express Mail or Federal Express (or other similar courier service having a delivery system which provides for or makes available a signed receipt of delivery) or by facsimile transmission (provided an original copy is thereafter provided in the manner stated in this Section below) addressed to the parties as follows:

          Exhibit 99.4


        AS TO TENANT:                      WITH A COPY TO:
        PetMed Express, Inc.               Stearns Weaver Miller Weissler
        1441 S.W. 29th Avenue              Alhadeff & Sitterson, P.A.
        Pompano Beach, Florida 33069       200 East Broward Blvd., #1900
        Attn: John Vermaaten               Ft. Lauderdale, Florida 33301
        Fax (954)971-0544                  Attn: Peter L. Desiderio, Esq.
                                           Fax (954)462-9567

        AS TO LANDLORD:                    WITH A COPY TO:
        c/o RMS Properties, Inc.           Dowd, Dowd & Mertes, Ltd.
        331 B West Golf Road               701 Lee Street, Suite 790
        Schaumburg, Illinois 60195         Des Plaines, Illinois 60016
        Attn: Roshan Shoffet, Pres.        Attn: Drake D. Mertes, Esq.
        Fax (847)310-0906                  Fax (847)390-7643

	Mail service shall be deemed effective upon the earlier of either seventy-two (72) hours after deposit in the U.S. mail in accordance herewith or upon receipt or refusal to accept receipt by a reputable courier service. Notices sent by facsimile transmission which are received by 4:00 p.m. (in the addressee's time zone) shall be deemed delivered as of the date of such transmission, provided that an original copy of such transmission is delivered to the addressee by a nationally utilized overnight courier service on the day following such transmission. Either party by written notice to the other may designate additional parties to receive copies of notices sent to it. Such designees may be changed by written notice. Either party may at any time, in the manner set forth for giving notice to the other, designate a different address to which notices, communication and statements to it shall be sent.

16.     LANDLORD'S RESERVED RIGHTS; ACCESS; EASEMENTS:
        ----------------------------------------------

	16.1	Landlord shall have the right to (i) sell the Premises (or
any portion(s) thereof) and assign this Lease, the Deposit and Prepaid Rent to the purchaser, and upon such assignment Landlord shall be released from all of its obligations under this Lease and Tenant agrees to attorn to such purchaser, or any other successor or assign of Landlord through foreclosure or deed in lieu of foreclosure or otherwise, and to recognize such person as successor Landlord under this Lease; and (ii) change the name or street address of the Premises.

	16.2	Tenant shall permit Landlord to enter the Premises at all
reasonable times for the purposes of inspecting, and repairing the Premises and of ascertaining compliance by Tenant with the provisions of this Lease. Landlord shall use reasonable efforts so as to minimize any inconvenience to or disruption of Tenant. Landlord may show the Premises to prospective purchasers, mortgagees, or tenants at any time. If representatives of Tenant shall not be present to open and permit entry into the Premises at anytime when such entry by Landlord is necessary due to an emergency, Landlord, or its employees or agents may enter by means of a master key, without liability of Landlord to Tenant and without such entry constituting an eviction of Tenant, and without incurring liability for trespass or causing a termination of this Lease.

17.     SUBORDINATION; ESTOPPEL CERTIFICATE.
        ------------------------------------

	17.1	Subject to Tenant's receipt of the Non-Disturbance Agreement
(as hereinafter defined), the rights of Tenant hereunder are and shall be, at the election of any mortgagee, subject and subordinate to the lien of any mortgage or mortgages, or the lien resulting from any other method of financing or refinancing, now or hereafter in force

          Exhibit 99.4

against the Premises (or any portion(s) thereof), and to all advances made or hereafter to be made upon the security thereof ("Superior Instruments"). Tenant agrees upon request of Landlord, from time to time, to execute whatever documentation may be required to further effect the provisions of this Section. Notwithstanding the foregoing, Tenant shall not subordinate its leasehold interest to any Overlandlord (as hereinafter defined) unless prior to the commencement of the Lease term, Landlord at its sole cost and expense will provide Tenant with commercially reasonable non-disturbance agreements in favor of Tenant from all mortgagees, ground landlords and/or lien holders (collectively, "Overlandlords"). Landlord also agrees to provide Tenant with commercially reasonable non-disturbance agreement(s) in favor of Tenant from any future Overlandlords in consideration of, and as a condition precedent to, Tenant's agreement to be bound by any subordination, attornment or other similar provisions of the Lease. In no event shall any subordination or attornment expand beyond those set forth in this Lease the rights and remedies available to any such Overlandlord, the rights and remedies available to such party as against Tenant (including the imposition of additional or larger cure rights for such parties) or impose any additional burdens or requirements on Tenant. Neither Tenant nor any party claiming by, through or under Tenant shall be named or joined as a party defendant in any action or proceeding which may be instituted by any such Overlandlord against Landlord to foreclose or enforce any interest or lien held by such Overlandlord.

	17.2	Landlord and Tenant shall, each without charge at any time
and from time to time, within ten (10) days after request by the other party, certify by written instrument, duly executed, acknowledged and delivered to any ground lessor, Mortgagee, assignee of any Mortgagee or purchaser, or any proposed Mortgagee, or proposed assignee or sub-tenant of Tenant or any other person, firm or corporation specified by Landlord or Tenant:

                (a) That this Lease is unmodified and in full force and effect (or, if there has been modification, that the same is in full force and effect as modified and stating the modifications);

                (b) Whether or not there are then existing any breaches or defaults by the other party under any of the terms of this Lease and specifying such breach or default or any setoffs or defenses against the enforcement of any of the agreements, terms, covenants or conditions of this Lease upon the part of the Landlord or Tenant, as the case may be, to be performed or complied with (and, if so, specifying the same and the steps being taken to remedy the same); and

		(c)	The dates, if any, to which the rental(s) and other
charges under this Lease have been paid in advance.

18.     ACCORD AND SATISFACTION.  No receipt and retention by
Landlord of any payment tendered by Tenant in connection with this Lease shall give rise to or support or constitute an accord or satisfaction, or a compromise or other settlement, notwithstanding any accompanying statement, instruction or other assertion to the contrary (whether by notation on a check or in a transmittal letter or otherwise), unless Landlord expressly agrees to an accord and satisfaction, or a compromise or other settlement, in a separate writing duly executed by Landlord. Landlord may receive and retain, absolutely and for itself, any and all payments so tendered, notwithstanding any accompanying instructions by Tenant to the contrary. Landlord will be entitled to treat any such payments as being received on account of any item or items of Rent, interest,

          Exhibit 99.4


expense or damage due in connection therewith, in such amounts and in such order as Landlord may determine in its sole discretion.

19. SEVERABILITY. The parties intend this Lease to be legally valid and enforceable in accordance with all of its terms, covenants and conditions to the fullest extent permitted by law. If any term, covenant or condition hereof shall be invalid or unenforceable, the parties agree that such term, covenant or condition shall be stricken from this Lease, the same as if it never had been contained herein. Such invalidity or unenforceability shall not extend to any other term, covenant or condition of this Lease, and the remaining terms, covenants or conditions hereof shall continue in effect to the fullest extent permitted by law, the same as if such stricken term, covenant and condition never had been contained herein.

20. TIME. Time is of the essence of this Lease and applies to all terms, covenants, and conditions contained herein. All "days" set forth in this Lease shall be deemed to be "calendar days" unless specifically stated to the contrary.

21. SUCCESSORS AND ASSIGNS. All terms, conditions to be observed and performed by Tenant hereunder shall be applicable to and binding upon each parties' respective heirs, administrators, executors, and permitted successors and assigns.

22. RELATIONSHIP OF PARTIES. Anything in this Lease to the contrary notwithstanding, it is agreed that Landlord shall in no event be deemed to be a partner or engaged in a joint venture with, or an associate of Tenant in the conduct of its business nor shall Landlord be liable for any debts incurred by Tenant in the conduct of its business. Nothing contained in this Lease shall be deemed or construed to confer upon Landlord any interest in the business of the Tenant. The relationship of the parties during the Term shall at all times be that of landlord and tenant.

23. CAPTIONS AND SECTION NUMBERS. The captions and section numbers are for convenience of reference only and in no way shall be used to construe or modify the provisions set forth in this Lease. It is understood and agreed that verbs and pronouns in the singular number are uniformly used throughout this Lease regardless of gender, number of the parties hereto.

24. SCHEDULES; EXHIBITS. All schedules, exhibits and typewritten riders, if any, attached or added hereto are made a part of this Lease by reference and the terms, covenants, and conditions thereof shall control over any inconsistent provisions in the Sections of this Lease.

25. BROKERAGE: Tenant represents that it has dealt with no broker, salesman, agent or other person in connection with this transaction and that no broker, salesman, agent or other person brought about this transaction. Tenant agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, salesman, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Tenant with regard to this leasing transaction. Landlord agrees to indemnify and hold Landlord harmless from and against any claims by any other broker, salesman, agent or other person claiming a commission or other form of compensation by virtue of having dealt with Landlord with regard to this leasing transaction. The provisions of this subsection shall survive the expiration or sooner termination of this Lease.

          Exhibit 99.4

26. AUTHORITY. If Tenant signs as a corporation, partnership, or other entity, each of the persons executing this Lease, on behalf of Tenant, does hereby covenant and warrant that Tenant is duly authorized to transact business, is in good standing and existing, that Tenant is qualified to do business in the State of Florida, Tenant has full right and authority to enter into this Lease, and that the persons signing on behalf of Tenant were authorized to do so. If Landlord signs as a corporation, partnership, or other entity, each of the persons executing this Lease, on behalf of Landlord, does hereby covenant and warrant that Landlord is duly authorized to transact business, is in good standing and existing, that Landlord is qualified to do business in the State of Florida, Landlord has full right and authority to enter into this Lease, and that the persons signing on behalf of Landlord were authorized to do so.

27. APPLICABLE LAW. This Lease shall be construed according to the laws of the State of Florida. Should any provision of this Lease require judicial interpretation, it is agreed by the parties hereto that the court interpreting or construing the same shall not apply a presumption that any such provision shall be more strictly construed against the party who itself or through its agent prepared the same, as all parties have participated in the preparation of the provisions of this Lease and that all terms, covenants and conditions were negotiable.

28. ATTORNEYS' FEES: If either party defaults in the performance of any of the terms or provisions of this Lease and by reason thereof the other party employs the services of any attorney to enforce performance of the covenants, or to perform any service based upon defaults, then in any of said events the prevailing party shall be entitled to receive from the other party reasonable attorneys' fees and all expenses and costs incurred by the prevailing party pertaining thereto (including costs and fees relating to any appeal) and in enforcement of any remedy.

29. TENDER AND DELIVERY OF LEASE. Submission of this Lease does not constitute an offer, right of first refusal, reservation of or option for the Premises or any part thereof. This Lease becomes effective as a lease upon execution and delivery by both Landlord and Tenant.

30. RADON GAS. Radon is a naturally occurring radioactive gas that, when it has accumulated in a building in sufficient quantities, may present health risks to persons who are exposed to it over time. Levels of radon that exceed federal and state guidelines have been found in buildings in Florida. Additional information regarding radon and radon testing may be obtained from your county public health unit.

31. OPTION TO SHORTEN TERM. At any time after the Commencement Date, Tenant may, by written notice delivered to Landlord at least one hundred twenty (120) days prior to the date Tenant elects to terminate this Lease (the "Tenant's Termination Date") elect to terminate this Lease as of the Tenant's Termination Date at no additional cost or expense to the Tenant, in which event the Term of this Lease shall expire on the Termination Date. At any time after March 1, 2003, Landlord may, by written notice delivered to Tenant, at least ninety
(90) days prior to the date Landlord elects to terminate the Lease (the "Landlord's Termination Date") elect to terminate this Lease prior to the expiration of the Lease Term at no additional cost or expense to the Landlord, in which event the Term of the Lease shall expire on Landlord's Termination Date and Rent shall be payable only to such Landlord's Termination Date. Notwithstanding the foregoing,

          Exhibit 99.4


in no event shall Landlord's Termination Date be effective prior to March 1, 2003.

32. RENT ABATEMENT: In the event that Tenant is prevented from using, and does not use, the Premises or the parking spaces required to be made available to Tenant under the Lease ("Tenant's Parking Spaces) or any portion thereof, for two (2) consecutive days or five
(5) days in any twelve (12) month period (the "Eligibility Period") as a result of any damage, or destruction to the Premises, or any construction by Landlord or its contractors, subcontractors, employees or agents then Tenant's rent shall be abated or reduced, as the case may be, after expiration of the Eligibility Period for such time that Tenant continues to be so prevented from using the Premises or Tenant's Parking Spaces or a portion thereof for its business purposes, in the proportion that the rentable area of the portion of the Premises that Tenant is prevented from using bears to the total rentable area of the Premises, provided that if Tenant's access to or use of Tenant's Parking Spaces is impaired rent shall also be reduced, as reasonably determined by an architect selected by Tenant, in order to compensate Tenant for such temporary loss of parking. However, in the event that Tenant is prevented from conducting, and does not conduct, its business in any portion of the Premises for a period of time in excess of the Eligibility Period, and the remaining portion of the Premises is not sufficient to allow Tenant to effectively conduct its business therein, and if Tenant does not conduct its business from such remaining portion, then for such time after expiration of the Eligibility Period during which Tenant is so prevented from effectively conducting its business therein, the rent for the entire Premises shall be abated, provided, however, if Tenant reoccupies and conducts its business from any portion of the Premises during such period, the rent allocable to such reoccupied portion, based on the proportion that the rentable area of such reoccupied portion of the Premises bears to total rentable area of the Premises shall be payable by Tenant from the date such business operations commence. If Tenant's right to abatement occurs because of an eminent domain taking and/or because of damage or destruction to the Premises or Tenant's property, Tenant's abatement period shall continue until Tenant has been given sufficient time, and sufficient access to the Premises, to rebuild the portion of the Premises it is required to rebuild, to install its property, furniture, fixtures, and equipment and to move in.









                  (Signatures Appear on Following Page)

	IN WITNESS WHEREOF, the respective parties have signed, sealed and delivered this Lease on the date and year written below.


WITNESSES:                                  LANDLORD:

                                            RMS PROPERTIES II, L.L.C., an
                                            Illinois limited liability
                                            company,
/S/ Michael Rauch
-------------------------
Print: Michael Rauch                        By:  RMS PROPERTIES, INC.,
                                                 an Illinois corporation

/S/ Mendo Akdag                             By:  /S/ Ron Shoffet
-------------------------                      -----------------------------
Print: Mendo Akdag                          Print: Ron Shoffet
                                            Title: President

                                            Dated:  5/31/2001


WITNESSES:                                  TENANT:
                                            PETMED EXPRESS, INC., a Florida
                                            corporation
/S/ Melissa Licata
-------------------------
Print: Melissa Licata

/S/ Mendo Akdag                              By:  /S/ Marc Puleo
-------------------------                      -----------------------------
Print: Mendo Akdag                           Print: Marc Puleo
                                             Title: President

                                             Dated:  5/31/2001

          Exhibit 99.4